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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report ( Date of earliest event reported )

                              October 27,1997


                   USA GROUP SECONDARY MARKET SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   333-23243                35-1872185
   ___________________________   ______________________        ____________
   State or other jurisdiction   Commission File Number        IRS Employer
         of incorporation                                  Identification Number


             30 South Meridian Street, Indianapolis, Indiana 46250
            ________________________________________________________
                     Address of principal executive offices



   Registrant's telephone number, including area code  (317) 951-5526
                                                       ______________

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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. The Registrant, through the Trustee for SMS Student Loan Trust 1997-A hereby files its quarterly report of distributions for the period from July 1, 1997 to September 30, 1997, which distribution was made on October 27, 1997.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable




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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 USA Group Secondary Market Services, Inc.

                                 By:   The First National Bank of Chicago not
                                       in its individual capacity but solely as
                                       Eligible Lender Trustee of SMS Student
                                       Loan Trust 1997-A.



                              /s/   Steve Husbands
February 20, 1998                   ----------------------------------------
  (Date)                            Steve Husbands, Assistant Vice President



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Exhibit No.
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EX - 13.0 Quarterly Servicing Report.